EXHIBIT 99.2
UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Statements of Income

	Three Months Ended				Year to Date
	September	September	June	March	September	September
	2008	2007	2008	2008	2008	2007
Interest & Loan Fees Income	$106,760	$117,309	$106,419	$113,546	$326,725	$319,633
Tax Equivalent Adjustment	3,451	4,210	3,638	3,960	11,048	12,307

Interest & Fees Income (FTE)	110,211	121,519	110,057	117,506	337,773	331,940
Interest Expense	42,623	58,197	43,267	51,268	137,158	155,039

Net Interest Income (FTE)	67,588	63,322	66,790	66,238	200,615	176,901

Credit Loss Provision	6,497	1,550	4,351	2,100	12,948	2,750

Non-Interest Income:
Investment Securities Transactions	(9,167)	172	(46)	955	(8,258)	494
Fees from Trust & Brokerage Services	4,522	3,788	4,553	3,939	13,014	11,097
Fees from Deposit Services	10,251	9,087	10,002	9,083	29,336	24,134
Bankcard Fees and Merchant Discounts	1,543	1,716	1,734	1,558	4,835	4,522
Other Charges, Commissions, and Fees	450	569	589	488	1,527	1,247
Income from Bank Owned Life Insurance	1,622	1,179	1,012	1,309	3,943	3,965
Income from Mortgage Banking	93	124	156	93	342	447
Gain on Termination of Interest Rate Swaps Associated with Prepayment of FHLB Advances	—	—	—	—	—	787
Other Non-Interest Revenue	1,016	691	1,183	1,185	3,384	2,074

Total Non-Interest Income	10,330	17,326	19,183	18,610	48,123	48,767

Non-Interest Expense:
Salaries and Employee Benefits	18,766	17,559	18,941	19,028	56,735	47,207
Net Occupancy	4,163	3,823	3,974	4,297	12,434	10,393
Other Expense	17,361	16,292	16,428	16,619	50,408	41,799
Prepayment Penalties on FHLB Advances	—	—	—	—	—	786
Amortization of Intangibles	789	1,000	940	1,018	2,747	1,790
OREO Expense	271	202	1,043	242	1,556	604
FDIC Expense	288	146	151	154	593	434

Total Non-Interest Expense	41,638	39,022	41,477	41,358	124,473	103,013

Income Before Income Taxes (FTE)	29,783	40,076	40,145	41,390	111,317	119,905

Tax Equivalent Adjustment	3,451	4,210	3,638	3,960	11,048	12,307

Income Before Income Taxes	26,332	35,866	36,507	37,430	100,269	107,598

Taxes	6,740	10,063	11,360	11,734	29,834	32,876

Net Income	$19,592	$25,803	$25,147	$25,696	$70,435	$74,722

MEMO: Effective Tax Rate	25.60%	28.06%	31.12%	31.35%	29.75%	30.55%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Balance Sheets

	September 30	September 30
	2008	2007	September 30	December 31	September 30
	Q-T-D Average	Q-T-D Average	2008	2007	2007
Cash & Cash Equivalents	$191,535	$243,752	$224,478	$230,651	$204,461

Securities Available for Sale	1,161,361	1,054,112	1,169,998	1,156,561	1,098,548
Held to Maturity Securities	137,450	161,971	127,123	157,228	158,252
Other Investment Securities	81,773	60,723	80,556	80,975	66,469

Total Securities	1,380,584	1,276,806	1,377,677	1,394,764	1,323,269

Total Cash and Securities	1,572,119	1,520,558	1,602,155	1,625,415	1,527,730

Loans Held for Sale	1,750	1,659	718	1,270	954

Commercial Loans	3,808,538	3,241,440	3,813,651	3,648,999	3,423,202
Mortgage Loans	1,751,651	1,817,068	1,752,523	1,772,441	1,783,319
Consumer Loans	353,644	383,813	352,088	379,121	386,724

Gross Loans	5,913,833	5,442,321	5,918,262	5,800,561	5,593,245

Unearned Income	(6,773)	(7,065)	(6,644)	(7,077)	(6,919)

Loans, Net of Unearned Income	5,907,060	5,435,256	5,911,618	5,793,484	5,586,326

Allowance for Loan Losses	(57,041)	(49,088)	(57,556)	(50,456)	(50,353)

Goodwill	312,371	292,076	312,371	312,111	312,857
Other Intangibles	8,559	16,702	8,131	10,878	11,955

Total Intangibles	320,930	308,778	320,502	322,989	324,812

Real Estate Owned	10,605	4,519	13,340	6,365	5,338
Other Assets	288,051	275,283	304,776	295,672	290,881

Total Assets	$8,043,474	$7,496,965	$8,095,553	$7,994,739	$7,685,688

MEMO: Earning Assets	$7,261,479	$6,737,658	$7,261,723	$7,167,127	$6,897,429

Interest-bearing Deposits	$4,571,745	$4,391,017	$4,581,987	$4,436,323	$4,471,530
Noninterest-bearing Deposits	880,569	876,034	922,484	913,427	874,696

Total Deposits	5,452,314	5,267,051	5,504,471	5,349,750	5,346,226

Short-term Borrowings	830,170	712,609	819,227	1,036,063	730,618
Long-term Borrowings	921,568	714,870	927,870	774,162	775,131

Total Borrowings	1,751,738	1,427,479	1,747,097	1,810,225	1,505,749

Other Liabilities	55,569	66,534	70,876	73,565	78,444

Total Liabilities	7,259,621	6,761,064	7,322,444	7,233,540	6,930,419

Common Equity	783,853	735,901	773,109	761,199	755,269

Total Shareholders’ Equity	783,853	735,901	773,109	761,199	755,269

Total Liabilities & Equity	$8,043,474	$7,496,965	$8,095,553	$7,994,739	$7,685,688

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended				Year to Date
	September	September	June	March	September	September
	2008	2007	2008	2008	2008	2007
Quarterly/Year-to-Date Share Data:

Earnings Per Share:
Basic	$0.45	$0.60	$0.58	$0.59	$1.63	$1.80
Diluted	$0.45	$0.60	$0.58	$0.59	$1.62	$1.79

Common Dividend Declared Per Share:	$0.29	$0.28	$0.29	$0.29	$0.87	$0.84

High Common Stock Price	$42.00	$32.98	$31.33	$33.07	$42.00	$39.50
Low Common Stock Price	$18.52	$25.70	$22.95	$24.00	$18.52	$25.70

Average Shares Outstanding (Net of Treasury Stock):
Basic	43,276,962	42,731,909	43,264,809	43,246,852	43,262,926	41,458,388
Diluted	43,421,333	42,998,484	43,419,616	43,418,571	43,418,755	41,811,493

Memorandum Items:

Tax Applicable to Security Transactions	$(3,208)	$60	$(16)	$334	$(2,890)	$173

Common Dividends	$12,552	$12,089	$12,548	$12,542	$37,642	$34,909

	September	September	June	March
	2008	2007	2008	2008
EOP Share Data:

Book Value Per Share	$17.86	$17.49	$17.86	$17.83
Tangible Book Value Per Share	$10.46	$9.97	$10.44	$10.39

52-week High Common Stock Price	$42.00	$39.71	$33.61	$35.37
Date	09/19/08	12/28/06	10/05/07	04/03/07
52-week Low Common Stock Price	$18.52	$25.70	$22.95	$24.00
Date	07/15/08	08/06/07	06/30/08	01/18/08

EOP Shares Outstanding (Net of Treasury Stock):	43,283,927	43,182,328	43,270,277	43,260,951

Memorandum Items:

EOP Employees (full-time equivalent)	1,544	1,543	1,568	1,558

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended				Year to Date
	September	September	June	March	September	September
	2008	2007	2008	2008	2008	2007
Selected Yields and Net Interest Margin:

Loans	6.21%	7.54%	6.34%	6.86%	6.47%	7.47%
Investment Securities	5.45%	5.76%	5.39%	5.68%	5.51%	5.71%
Money Market Investments/FFS	1.91%	4.76%	2.07%	3.10%	2.36%	5.11%
Average Earning Assets Yield	6.05%	7.17%	6.13%	6.61%	6.26%	7.10%
Interest-bearing Deposits	2.57%	3.63%	2.69%	3.16%	2.80%	3.56%
Short-term Borrowings	1.54%	4.58%	1.64%	2.77%	2.02%	4.50%
Long-term Borrowings	4.26%	5.44%	4.40%	4.80%	4.47%	5.65%
Average Liability Costs	2.68%	3.97%	2.77%	3.30%	2.92%	3.91%
Net Interest Spread	3.37%	3.20%	3.36%	3.31%	3.34%	3.19%
Net Interest Margin	3.71%	3.75%	3.71%	3.72%	3.72%	3.78%

Selected Financial Ratios:

Return on Average Common Equity	9.94%	13.91%	12.90%	13.35%	12.05%	14.81%
Return on Average Assets	0.97%	1.37%	1.27%	1.30%	1.18%	1.45%
Efficiency Ratio	46.60%	47.00%	45.91%	47.80%	46.76%	44.68%

	September		September		June		March
	2008		2007		2008		2008
Loan / Deposit Ratio	107.40%		104.49%		106.82%		107.12%
Allowance for Loan Losses/ Loans, Net of Unearned Income	0.97%		0.90%		0.98%		0.98%
Allowance for Credit Losses (1)/ Loans, Net of Unearned Income	1.00%		1.05%		1.01%		1.02%
Nonaccrual Loans / Loans, Net of Unearned Income	0.61%		0.16%		0.58%		0.43%
90-Day Past Due Loans/ Loans, Net of Unearned Income	0.22%		0.25%		0.27%		0.21%
Non-performing Loans/ Loans, Net of Unearned Income	0.83%		0.41%		0.84%		0.65%
Non-performing Assets/ Total Assets	0.77%		0.37%		0.73%		0.56%
Primary Capital Ratio	10.21%		10.51%		10.26%		10.32%
Shareholders’ Equity Ratio	9.55%		9.83%		9.60%		9.66%
Price / Book Ratio	1.96	x	1.74	x	1.28	x	1.50	x
Price / Earnings Ratio	19.39	x	12.68	x	9.91	x	11.26	x

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	September	September	December	June	March
	2008	2007	2007	2008	2008
Asset Quality Data:

EOP Non-Accrual Loans	$36,065	$8,958	$14,115	$33,676	$25,103
EOP 90-Day Past Due Loans	12,963	13,827	14,210	15,696	12,375

Total EOP Non-performing Loans	$49,028	$22,785	$28,325	$49,372	$37,478

EOP Other Real Estate & Assets Owned	13,340	5,338	6,365	9,618	7,043

Total EOP Non-performing Assets	$62,368	$28,123	$34,690	$58,990	$44,521

	Three Months Ended				Year to Date
	September	September	June	March	September	September
	2008	2007	2008	2008	2008	2007
Allowance for Credit Losses:(1)
Beginning Balance	$59,161	$51,220	$59,050	$58,744	$58,744	$52,371
Allowance for Acquired Loans	—	7,648	—	—	—	7,648
Provision Expense	6,497	1,550	4,351	2,100	12,948	2,750

	65,658	60,418	63,401	60,844	71,692	62,769
Gross Charge-offs	(6,529)	(2,104)	(4,484)	(2,033)	(13,046)	(4,952)
Recoveries	259	303	244	239	742	800

Net Charge-offs	(6,270)	(1,801)	(4,240)	(1,794)	(12,304)	(4,152)

Ending Balance	$59,388	$58,617	$59,161	$59,050	$59,388	$58,617

Note: (1)	Includes allowances for loan losses and lending-related commitments.